Guinness Atkinson Funds

SmartETFs Asia Pacific Dividend Builder ETF (ADIV)

SmartETFs Dividend Builder ETF (DIVS)

each, a series of the Guinness Atkinson Funds

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information dated as of September 21, 2020, as supplemented.

Notice of Change in Size of Creation Units

Currently, each Fund issues and redeems shares on a continuous basis only in blocks of 10,000 Shares, called “Creation Units.” Effective on or about April 8, 2021, the Funds’ Creation Unit sizes will be changed as follows:

SmartETFs Asia Pacific Dividend Builder ETF (ADIV)	25,000

SmartETFs Dividend Builder ETF (DIVS)	20,000

All references in the Summary Prospectus, Prospectus and Statement of Additional Information to the number of shares required for a Creation Unit are updated accordingly.

Please retain this supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.

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For each Fund, this Supplement, the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Each Fund’s Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling SmartETFs toll-free at 866-307-5990 or visit the SmartETFs website at www.SmartETFs.com.